Exhibit 99.1

Q/C Technologies (Formerly TNF Pharmaceuticals) Commences Trading on Nasdaq Under New Ticker Symbol “QCLS”

Licensed technology positions Company at forefront of new quantum-class computing paradigm

New York, NY — Q/C Technologies, Inc. (Nasdaq: QCLS), formerly TNF Pharmaceuticals, Inc. (Nasdaq: TNFA), (“Q/C” or “the Company”), today announced that its common stock will begin trading under the new ticker symbol “QCLS” beginning today at the market open.

The Company’s new name Q/C Technologies represents its recent strategic pivot into quantum-class computing with exclusive global rights to LightSolver’s light-speed laser processing unit (LPU), the world’s first light and laser-based computing system, for application in quantum class cryptocurrency verticals.

“The official transition to Q/C Technologies and our new Nasdaq ticker is an important milestone in aligning our public identity with the Company’s transformation,” said Joshua Silverman, Executive Chairman of Q/C Technologies. “With our focus on quantum-class photonic computing and exclusive rights to LightSolver’s platform for cryptocurrency applications, we are well positioned to advance our first-mover strategy and build sustainable value for shareholders. We look forward to sharing additional updates as we continue to execute on our plan.”

In connection with the name change and stock symbol change, no action is required from current shareholders, and the Company’s CUSIP number will remain the same.

About Q/C Technologies

Q/C Technologies is pioneering the next generation of energy-efficient quantum class, high-performance computing infrastructure. Through a licensing agreement with LightSolver, Q/C holds exclusive rights to the use of innovative quantum-inspired laser-based processing units (LPUs) that solve compute-intensive combinatorial and physical problems at the speed of light. Q/C bridges a disruptive computing paradigm for high-speed photonic computing with cryptocurrency infrastructure development at scale, unlocking unprecedented performance and sustainability for next generation applications and post quantum security.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither the Company nor its affiliates assume any duty to update forward-looking statements. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “may,” “plan,” “will,” “would’’ and other similar expressions are intended to identify these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: unanticipated financial setbacks, the Company needing to pursue financing options that could adversely impact its liabilities due to adverse market conditions, the Company’s ability to maintain compliance with the Nasdaq Stock Market’s listing standards; increased levels of competition; changes in political, economic or regulatory conditions generally and in the markets in which the Company operates; the Company’s ability to retain and attract senior management and other key employees; and the Company’s ability to quickly and effectively respond to new technological developments. A discussion of these and other factors with respect to the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed by the Company on April 11, 2025, and subsequent reports that the Company files with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact:

800-507-9010